SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                 APRIL 11, 2005
                                 --------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9347
                                   ---------
                             (Commission File No.)

                  ARIZONA                        86-0220694
         ---------------------------   ---------------------------------
        (State of other jurisdiction)  (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
            -------------------------------------------------------
           (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously safisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(    ) Written communication pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

(    ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

(    ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

(    ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company has received notification from NASDAQ that we have regained compliance to the Marketplace Rule 4310(c)(4), since the price of our common stock has maintained a minimum bid price of $1.00 or greater for 10 consecutive days. The delisting notice has been lifted and the matter closed.

Item 9.01 Financial statements and Exhibits

A copy of the letter received from Nasdaq regarding this matter is attached hereto as Exhibit 99.1, and is hereby incorporated by reference in this item 8.01.

                                        SIGNATURES

Date: April 11, 2005                    By: /s/John A Carlson
                                            -----------------------
                                            John A Carlson
                                            Chief Financial Officer